UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13

or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

Towers Watson & Co.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34594

Delaware	27-0676603
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

875 Third Avenue

New York, NY 10022

(Address of principal executive offices, including zip code)

(212) 725-7550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

Included in the exhibit to this Form 8-K is the historical audited financial statements of Towers, Perrin, Forster & Crosby, Inc. (“Towers Perrin”) for the fiscal years ended December 31, 2009, 2008 and 2007. On January 1, 2010, pursuant to the Agreement and Plan of Merger, as amended by Amendment No. 1, Watson Wyatt and Towers Perrin combined their businesses (the “Merger”) to become Towers Watson & Co. (“Towers Watson”).

Exhibits:

Exhibit No.	Description

99.1	Financial Statements of Towers, Perrin, Forster & Crosby, Inc. for the fiscal years ended December 31, 2009, 2008 and 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERS WATSON & CO.

Date: July 19, 2010	/s/ Roger F. Millay
Roger F. Millay
Vice President and Chief Financial Officer

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